USAA Tax Exempt Intermediate-Term Fund

Supplement dated February 1, 2022, to the Summary Prospectus dated August 1, 2021 ("Summary Prospectus")

This Supplement updates certain information contained in the above-dated Summary Prospectus for the USAA Tax Exempt Intermediate-Term Fund.

The Average Annual Total Returns Table located on page 5 of the Summary Prospectus is deleted in its entirety and hereby replaced with the following:

Average Annual Total Returns

For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares

Return Before Taxes	4.67%	3.60%	4.39%

Return After Taxes on Distributions	4.67%	3.60%	4.39%

Return After Taxes on Distributions and Sale of Fund Shares	3.90%	3.46%	4.20%

Class A

Return Before Taxes

Indexes

Bloomberg Municipal 1-15 Years Blend Index (reflects no deduction for fees, expenses, or taxes)

2.08%               2.88%               3.91%

4.73%               3.39%                3.84%

Lipper Intermediate Municipal Debt Funds Index (reflects no	4.41%	3.22%	3.71%
deduction for taxes)

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.